Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Tweet 1

Our HELOC lending pool just hit over $11.9M in active loans after only 3 weeks! As a result, @Figure will soon be adding another $6.5M for you to lend against so rates can stay near 9% longer!

We’re blown away by the response, turns out people do like 9% backed by cash flow 😏



1h periods · 57:16 left
YLDS · HELOC
Tap into your neighbor's home equity. Lend your YLDS to Figure who uses their home equity lines of credit (HELOCs) to fully collateralize their loans.
Current APR
9.0%
Est. Next period APR
9.0%
Current loans
$11,944,068.91
Max borrow available
$12,052,750.19

Reply: The 9% rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.